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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To ITT CORPORATION:

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 3, 1994 included in ITT Corporation's Annual Report on Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this registration statement.

                                             ARTHUR ANDERSEN & CO.

New York, N.Y.
May 24, 1994

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